UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 30, 2016
Date of Report (date of earliest event reported)

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SALESFORCE.COM, INC.
(Exact name of Registrant as specified in charter)

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Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

The Landmark @ One Market, Suite 300
San Francisco CA 94105
(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A
(Former name or former address, if changed since last report)

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 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities
See the disclosure under Item 8.01 of this Current Report on Form 8-K. As consideration in the proposed acquisition of Quip, Inc., a Delaware corporation (“Quip”) as described under Item 8.01 below, salesforce.com, inc. (the “Company”) has agreed to issue shares of Company common stock to Quip stockholders in accordance with the terms and subject to the conditions set forth in the Merger Agreement (as defined below). This issuance of shares is expected to be made in reliance on one or more of the following exemptions or exclusions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”): Section 4(a)(2) of the Securities Act or Regulation D promulgated under the Securities Act.

Also as consideration in certain acquisitions completed since April 30, 2016, the end of the Company’s first quarter of its fiscal year 2017, the Company issued 66,403 shares of its common stock on May 12, 2016 and 22,064 shares of its common stock on August 1, 2016, subject to vesting conditions based upon continued employment of certain recipients following closing of the acquisitions.  These issuances were made in reliance on one or more of the following exemptions or exclusions from the registration requirements of the Securities Act: Section 4(a)(2) of the Securities Act, Regulation D promulgated under the Securities Act, and Regulation S promulgated under the Securities Act. In addition, pursuant to the terms of the Company’s shareholder-approved Employee Stock Purchase Plan (“ESPP”), the Company issued and sold to non-executive officer employees 155,204 shares of its common stock on December 15, 2015 at an average price of $57.33 per share, and 1,555,027 shares of its common stock on June 15, 2016 at an average price of $63.13 per share, which shares exceeded the ESPP share amounts that had been previously registered at the time of sale. The per share sale prices reflected a discount from the fair market value of the shares on the applicable sale dates, according to the terms of the ESPP.

Item 8.01.	Other Events
On July 30, 2016, the Company entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) to acquire Quip. Quip is a next-generation productivity platform designed for teams, combining communication and content to enable collaboration within documents or spreadsheets, on phones, tablets, wearables and the desktop. Following the acquisition, Quip will be a wholly owned subsidiary of the Company.

Under the terms of the Merger Agreement, upon consummation of the acquisition, the Company expects to issue shares of Company common stock in exchange for all of the outstanding shares of Quip capital stock with an aggregate value of approximately $582 million not including consideration attributable to Salesforce Ventures’ existing investment in Quip, subject to customary purchase price adjustments. The aggregate number of shares of Company common stock to be issued will be determined based on the volume-weighted average closing price of Company common stock during the twenty trading days ending on (and including) the second trading day before the closing of the acquisition (the “Company Trading Price”); provided that, for purposes of determining the aggregate number of shares of Company common stock to be issued under the Merger Agreement in exchange for all of the outstanding shares of Quip capital stock, the Company Trading Price will not be less than $73.81 or more than $90.22. As a result, if the acquisition is consummated, the Company expects to issue between approximately 6,472,289 and 7,910,575 shares of Company common stock in exchange for all of the outstanding shares of Quip capital stock. A portion of the shares will be subject to vesting conditions based upon continued employment of certain recipients following closing of the acquisition. In addition, the Company has agreed to assume stock options and other equity awards of Quip. The amounts set forth above with respect to the Quip acquisition are estimates and are subject to change.

The Merger Agreement contains customary representations, warranties and covenants by the Company and Quip. A portion of the aggregate consideration will be held in escrow to secure the indemnification obligations of the Quip security holders. The closing of the acquisition is subject to customary closing conditions, including regulatory approvals. The acquisition is anticipated to close in the Company’s third fiscal quarter ending October 31, 2016.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains forward-looking statements, including statements related to pending acquisitions. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include - but are not limited to - risks associated with the proposed acquisition of Quip, for example that the acquisition will not be completed in a timely manner or at all, due to failure to satisfy the conditions to closing, failure to receive regulatory approvals, or other reasons; diversion of management’s attention from the Company’s ongoing business operations due to the proposed acquisition of Quip; failure to successfully integrate and consolidate the results of Quip and other acquired businesses; possible fluctuations in the Company’s financial and operating results; the Company’s rate of growth and anticipated revenue run rate, including the Company’s ability to convert deferred revenue and unbilled deferred revenue into revenue and, as appropriate, cash flow, and the continued growth and ability to maintain deferred revenue and unbilled deferred revenue; errors, interruptions or delays in the Company’s service or the Company’s Web hosting; breaches of the Company’s security measures; the financial impact of any previous and future acquisitions, including Demandware, Inc.; the nature of the Company’s business model; the Company’s ability to continue to release, and gain customer acceptance of, new and improved versions of the Company’s service; successful customer deployment and utilization of the Company’s existing and future services; changes in the Company’s sales cycle; competition; various financial aspects of the Company’s subscription model; unexpected increases in attrition or decreases in new business; the Company’s ability to realize benefits from strategic partnerships; the emerging markets in which the Company operates; unique aspects of entering or expanding in international markets, the Company’s ability to hire, retain and motivate employees and manage the Company’s growth; changes in the Company’s customer base; technological developments; regulatory developments; litigation related to intellectual property and other matters, and any related claims, negotiations and settlements; unanticipated changes in the Company’s effective tax rate; factors affecting the Company’s outstanding convertible notes and term loan; fluctuations in the number of shares we have outstanding and the price of such shares; foreign currency exchange rates; collection of receivables; interest rates; factors affecting our deferred tax assets and ability to value and utilize them; the potential negative impact of indirect tax exposure; the risks and expenses associated with the Company’s real estate and office facilities space; and general developments in the economy, financial markets, and credit markets.

Further information on these and other factors that could affect the Company’s financial and other results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the Securities and Exchange Commission from time to time, including the Company’s most recent Form 10-K. These documents are available on the SEC Filings section of the Investor Information section of the Company’s website at www.salesforce.com/investor. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2016	SALESFORCE.COM, INC.

	By:	/s/ Burke F. Norton
	Name: Title:	Burke F. Norton Chief Legal Officer & Chief of Corporate and Government Affairs